UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	March 17, 2008 (March 14, 2008)

ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-97090-01	62-1395968

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(615) 377-0377

(Former name or former address, if changed since last report.)
AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York	33-97090	16-1003976

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(615) 377-0377

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 14, 2008, holders of 97.6% of the aggregate principal amount of our Non-Interest Bearing Senior Second Secured Notes Due 2008 (the “2008 Notes”) agreed with American Color Graphics, Inc. (“Graphics”) to, among other things, (a) extend the maturity date of the 2008 Notes from March 15, 2008, until the later of (i) June 15, 2008, and (ii) the date on which the interest payment currently due June 15, 2008, in respect of Graphics’ 10% Senior Second Secured Notes Due 2010 (the “2010 Notes”) becomes due and payable without default or penalty, and (b) provide for the cancellation of the 2008 Notes, without consideration, upon the consummation of a merger between ACG Holdings, Inc. and an unaffiliated third party. The maturity of the amended 2008 Notes can also be accelerated upon the occurrence of certain other events. See the Second Supplemental Indenture for the 2010 Notes and the 2008 Notes referred to below.
On March 14, 2008, holders of 90.0% of the aggregate principal amount of our 2010 Notes also agreed with Graphics to amend certain covenants in the Indenture for the 2010 Notes and the 2008 Notes to provide that the rights and remedies of the Trustee and the holders of the 2010 Notes in the Collateral (as defined in the Indenture therefor) shall be subordinate and subject to the rights and remedies of the holders of the 2008 Notes with respect to the Junior Liens (as defined in the Indenture therefor).
Copies of the Second Supplemental Indenture for the 2010 Notes and the 2008 Notes and the form of amended 2008 Note are set forth in Exhibits 10.40 and 10.41.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
     The following exhibits are filed herewith:

Exhibit Number	Description

10.40	Second Supplemental Indenture, dated as of March 14, 2008, among Graphics, Holdings, and The Bank of New York Trust Company, N.A., as trustee.

10.41	Non-Interest Bearing Senior Second Secured Note Due 2008, dated as of March 14, 2008, among Graphics and Cede & Co, Inc., with Holdings, as guarantor.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.
By:	/s/ Patrick W. Kellick
Patrick W. Kellick
EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER

Dated: March 17, 2008

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